Exhibit 99.3

HUNTINGTON BANCSHARES INCORPORATED

Quarterly Financial Review

March 2012

Table of Contents

Quarterly Key Statistics	1

Key Statistics Footnotes	2

Consolidated Balance Sheets	3

Loans and Leases Composition	4

Deposits Composition	5

Consolidated Quarterly Average Balance Sheets	6

Consolidated Quarterly Net Interest Margin Analysis	7 - 8

Selected Quarterly Income Statement Data	9 - 10

Quarterly Mortgage Banking Income	11

Quarterly Credit Reserves Analysis	12

Quarterly Net Charge-Off Analysis	13

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	14

Quarterly Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans	15

Quarterly Common Stock Summary, Capital, and Other Data	16

Notes:

The preparation of financial statement data in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

Non-Regulatory Capital Ratios

In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets,

•	Tier 1 common equity to risk-weighted assets using Basel I definition, and

•	Tangible common equity to risk-weighted assets using Basel I definition.

These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in Generally Accepted Accounting Principles (“GAAP”) or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.

Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in this press release in their entirety, and not to rely on any single financial measure.

HUNTINGTON BANCSHARES INCORPORATED

Quarterly Key Statistics(1)

(Unaudited)

	2012	2011		Percent Changes vs.
(dollar amounts in thousands, except per share amounts)	First	Fourth	First	4Q11	1Q11
Net interest income	$417,209	$415,025	$404,330	1%	3%
Provision for credit losses	34,406	45,291	49,385	(24)	(30)
Noninterest income	285,320	229,352	236,945	24	20
Noninterest expense	462,676	430,274	430,699	8	7

Income before income taxes	205,447	168,812	161,191	22	27
Provision for income taxes	52,177	41,954	34,745	24	50

Net income	$153,270	$126,858	$126,446	21%	21%

Dividends on preferred shares	8,049	7,703	7,703	4	4

Net income applicable to common shares	$145,221	$119,155	$118,743	22%	22%

Net income per common share—diluted	$0.17	$0.14	$0.14	21%	21%
Cash dividends declared per common share	0.04	0.04	0.01	—	300
Book value per common share at end of period	5.97	5.82	5.42	3	10
Tangible book value per common share at end of period	5.33	5.18	4.74	3	12

Average common shares—basic	864,499	864,136	863,359	—	—
Average common shares—diluted	869,164	868,156	867,237	—	—

Return on average assets	1.13%	0.92%	0.96%
Return on average common shareholders’ equity	11.4	9.3	10.3
Return on average tangible common shareholders’ equity(2)	13.5	11.2	12.7
Net interest margin(3)	3.40	3.38	3.42
Efficiency ratio(4)	63.8	64.0	64.7
Effective tax rate	25.4	24.9	21.6

Average loans and leases	$39,144,688	$39,519,184	$38,097,210	(1)	3
Average loans and leases—linked quarter annualized growth rate	(3.8)%	2.3%	3.1%
Average earning assets	$49,766,526	$49,146,561	$48,344,961	1	3
Average total assets	54,656,001	54,650,287	53,368,554	—	2
Average core deposits(5)	41,387,049	41,354,956	39,274,265	—	5
Average core deposits—linked quarter annualized growth rate	0.3%	14.0%	3.3%
Average shareholders’ equity	$5,492,228	$5,445,064	$5,022,146	1	9

Total assets at end of period	55,876,654	54,450,652	52,948,509	3	6
Total shareholders’ equity at end of period	5,549,828	5,418,100	5,038,599	2	10

Net charge-offs (NCOs)	82,992	83,917	165,083	(1)	(50)
NCOs as a % of average loans and leases	0.85%	0.85%	1.73%
Nonaccrual loans and leases (NALs)(6)	$467,558	$541,080	$636,257	(14)	(27)
NAL ratio(6)	1.15%	1.39%	1.66%
Nonperforming assets (NPAs)(‘7)	$527,077	$590,276	$690,886	(11)	(24)
NPA ratio(‘7)	1.29%	1.51%	1.80%
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	2.24	2.48	2.96
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	2.37	2.60	3.07
ACL as a % of NALs	206	187	185
ACL as a % of NPAs	183	172	170
Tier 1 leverage ratio (8)	10.55	10.28	9.80
Tier 1 common risk-based capital ratio(8)	10.15	10.00	9.75
Tier 1 risk-based capital ratio (8)	12.22	12.11	12.04
Total risk-based capital ratio (8)	14.76	14.77	14.85
Tangible common equity / risk-weighted assets ratio (8)	9.86	9.75	9.51
Tangible equity / tangible assets ratio(9)	9.03	9.02	8.51
Tangible common equity / tangible assets ratio(10)	8.33	8.30	7.81

See Notes to the Quarterly Key Statistics.

Notes to the Quarterly Key Statistics

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.
(2)

Net income excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.
(4)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(6)

All loans acquired as part of the FDIC-assisted Fidelity Bank acquisition accrue interest as performing loans or as purchased impaired loans under ASC 310-30, therefore none of the acquired loans were reported as nonaccrual as of March 31, 2012.

(7)	NPAs include $7,986 thousand of residential real estate owned acquired as part of the FDIC-assisted Fidelity Bank acquisition.
(8)	March 31, 2012, figures are estimated.
(9)

Tangible equity (total equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(10)

Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

Huntington Bancshares Incorporated

Consolidated Balance Sheets

				Change
	2012	2011		March ‘12 vs ‘11
(dollar amounts in thousands, except number of shares)	March 31,	December 31,	March 31,	Amount	Percent
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$1,111,165	$1,115,968	$1,208,820	$(97,655)	(8)%
Federal funds sold and securities purchased under resale agreements	52	—	—	52	—
Interest-bearing deposits in banks	151,973	90,943	129,999	21,974	17
Trading account securities	59,663	45,899	164,489	(104,826)	(64)
Loans held for sale	310,383	1,618,391	164,282	100	(100)
Available-for-sale and other securities	8,909,733	8,078,014	9,322,434	(412,701)	(4)
Held-to-maturity securities	621,798	640,551	—	621,798	—
Loans and leases(1)	40,678,542	38,923,783	38,245,836	2,432,706	6
Allowance for loan and lease losses	(913,069)	(964,828)	(1,133,226)	220,157	(19)

Net loans and leases	39,765,473	37,958,955	37,112,610	2,652,863	7

Bank owned life insurance	1,562,449	1,549,783	1,513,892	48,557	3
Premises and equipment	577,538	564,429	500,736	76,802	15
Goodwill	444,268	444,268	444,268	—	—
Other intangible assets	171,135	175,302	215,251	(44,116)	(20)
Accrued income and other assets	2,191,024	2,168,149	2,171,728	19,296	1

Total assets	$55,876,654	$54,450,652	$52,948,509	$2,928,145	6%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$45,008,964	$43,279,625	$41,366,487	$3,642,477	9%
Short-term borrowings	1,504,086	1,441,092	2,051,258	(547,172)	(27)
Federal Home Loan Bank advances	56,938	362,972	21,379	35,559	166
Other long-term debt	1,058,167	1,231,517	1,900,555	(842,388)	(44)
Subordinated notes	1,494,263	1,503,368	1,487,566	6,697	—
Accrued expenses and other liabilities	1,204,408	1,213,978	1,082,665	121,743	11

Total liabilities	50,326,826	49,032,552	47,909,910	2,416,916	5

Shareholder’s equity

Preferred stock—authorized 6,617,808 shares-

Series A, 8.50% fixed rate, non-cumulative perpetual convertible preferred stock, par value of $0.01, and liquidation value per share of $1,000	362,507	362,507	362,507	—	—

Series B, floating rate, non-voting, non-cumulative perpetual preferred stock, par value of $0.01, and liquidation value per share of $1,000	23,785	23,785	—

Common stock—Par value of $0.01	8,659	8,656	8,643	16	—
Capital surplus	7,602,064	7,596,809	7,584,367	17,697	—
Less treasury shares, at cost	(10,234)	(10,255)	(8,647)	(1,587)	18
Accumulated other comprehensive loss	(157,816)	(173,763)	(203,921)
Retained earnings	(2,279,137)	(2,389,639)	(2,704,350)	425,213	(16)

Total shareholders’ equity	5,549,828	5,418,100	5,038,599	511,229	10

Total liabilities and shareholders’ equity	$55,876,654	$54,450,652	$52,948,509	$2,928,145	6%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000	1,500,000,000
Common shares issued	865,873,499	865,584,517	864,279,984
Common shares outstanding	864,674,530	864,406,152	863,398,578
Treasury shares outstanding	1,198,969	1,178,365	881,406
Preferred shares issued	1,967,071	1,967,071	1,967,071
Preferred shares outstanding	398,007	398,007	362,507

(1)	See page 4 for detail of loans and leases.
(2)	See page 5 for detail of deposits.

Huntington Bancshares Incorporated

Loans and Leases Composition

	$39,145 0	$39,145 0	$39,145 0	$39,145 0	$39,145 0	$39,145 0	$39,145 0	$39,145 0	$39,145 0	$39,145 0
	2012		2011
(dollar amounts in millions)	March 31,		December 31,		September 30,		June 30,		March 31,
	(Unaudited)				(Unaudited)		(Unaudited)		(Unaudited)
Ending Balances by Type:
Commercial:(1)
Commercial and industrial	$15,838	39%	$14,699	38%	$13,939	36%	$13,544	35%	$13,299	35%
Commercial real estate:
Construction	597	1	580	1	520	1	591	2	587	2
Commercial	5,443	13	5,246	13	5,414	14	5,573	14	5,711	15

Commercial real estate	6,040	14	5,826	14	5,934	15	6,164	16	6,298	17

Total commercial	21,878	53	20,525	52	19,873	51	19,708	51	19,597	52

Consumer:
Automobile	4,787	12	4,458	11	5,558	14	6,190	16	5,802	15
Home equity	8,261	20	8,215	21	8,079	21	7,952	20	7,784	20
Residential mortgage	5,284	13	5,228	13	4,986	13	4,751	12	4,517	12
Other consumer	469	2	498	3	516	1	525	1	546	1

Total consumer	18,801	47	18,399	48	19,139	49	19,418	49	18,649	48

Total loans and leases	$40,679	100%	$38,924	100%	$39,012	100%	$39,126	100%	$38,246	100%

Ending Balances by Business Segment:
Retail and Business Banking	$12,432	31%	$12,361	32%	$12,183	31%	$12,019	31%	$11,786	31%
Regional and Commercial Banking	9,936	24	9,134	23	8,723	22	8,291	21	7,917	21
AFCRE	11,698	29	11,375	29	12,318	32	13,273	34	13,154	34
WGH	5,968	14	5,952	16	5,713	15	5,493	14	5,255	14
Treasury / Other	645	2	102	—	75	—	50	—	134	—

Total loans and leases	$40,679	100%	$38,924	100%	$39,012	100%	$39,126	100%	$38,246	100%

	2012		2011
	First		Fourth		Third		Second		First
Average Balances by Business Segment:
Retail and Business Banking	$12,420	32%	$12,302	31%	$12,126	31%	$11,948	31%	$11,780	31%
Regional and Commercial Banking	9,250	24	8,902	23	8,495	22	8,069	21	7,824	21
AFCRE	11,468	29	12,496	32	13,101	33	13,145	34	13,208	35
WGH	5,920	15	5,731	14	5,522	14	5,297	14	5,192	13
Treasury / Other	87	—	87	—	53	—	76	—	94	—

Total loans and leases	$39,145	100%	$39,518	100%	$39,297	100%	$38,535	100%	$38,098	100%

(1)	There were no commercial loans outstanding that would be considered a concentration of lending to a particular industry.

Huntington Bancshares Incorporated

Deposits Composition

	2012		2011
(dollar amounts in millions)	March 31,		December 31,		September 30,		June 30,		March 31,
	(Unaudited)				(Unaudited)		(Unaudited)		(Unaudited)
Ending Balances by Type:
Demand deposits—noninterest-bearing	$11,797	26%	$11,158	26%	$9,502	22%	$8,210	20%	$7,597	18%
Demand deposits—interest-bearing	6,126	14	5,722	13	5,763	13	5,642	14	5,532	13
Money market deposits	13,169	29	13,117	30	13,759	32	12,643	31	13,105	32
Savings and other domestic deposits	4,954	11	4,698	11	4,711	11	4,752	11	4,762	12
Core certificates of deposit	6,920	15	6,513	15	7,084	16	7,936	19	8,208	20

Total core deposits	42,966	95	41,208	95	40,819	94	39,183	95	39,204	95
Other domestic deposits of $250,000 or more	325	1	390	1	421	1	436	1	531	1
Brokered deposits and negotiable CDs	1,276	3	1,321	3	1,535	4	1,486	4	1,253	3
Deposits in foreign offices	442	1	361	1	445	1	297	—	378	1

Total deposits	$45,009	100%	$43,280	100%	$43,220	100%	$41,402	100%	$41,366	100%

Total core deposits:
Commercial	$17,101	40%	$16,366	40%	$15,526	38%	$13,541	35%	$12,785	33%
Consumer	25,865	60	24,842	60	25,293	62	25,642	65	26,419	67

Total core deposits	$42,966	100%	$41,208	100%	$40,819	100%	$39,183	100%	$39,204	100%

Ending Balances by Business Segment:
Retail and Business Banking	$27,935	62%	$27,536	64%	$28,095	65%	$28,325	68%	$28,984	70%
Regional and Commercial Banking	4,748	11	4,683	11	4,173	10	3,539	9	3,589	9
AFCRE	914	2	881	2	817	2	819	2	804	2
WGH	9,632	21	9,115	21	9,013	21	7,708	19	7,363	17
Treasury / Other(1)	1,780	4	1,065	2	1,122	2	1,011	2	626	2

Total deposits	$45,009	100%	$43,280	100%	$43,220	100%	$41,402	100%	$41,366	100%

	2012		2011
	First		Fourth		Third		Second		First
Average Balances by Business Segment:
Retail and Business Banking	$27,452	63%	$27,835	64%	$28,290	67%	$28,780	70%	$29,139	70%
Regional and Commercial Banking	4,680	11	4,467	10	3,902	9	3,484	8	3,666	9
AFCRE	811	2	802	2	796	2	784	2	763	2
WGH	9,450	22	9,406	21	8,243	20	7,467	18	7,394	17
Treasury / Other(1)	1,072	2	1,093	3	1,047	2	739	2	702	2

Total deposits	$43,465	100%	$43,603	100%	$42,278	100%	$41,254	100%	$41,664	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated

Consolidated Quarterly Average Balance Sheets

(Unaudited)

	Average Balances					Change
	2012	2011				1Q12 vs 1Q11
(dollar amounts in millions)	First	Fourth	Third	Second	First	Amount	Percent
Assets
Interest-bearing deposits in banks	$100	$107	$164	$131	$130	$(30)	(23)%
Trading account securities	50	81	92	112	144	(94)	(65)
Federal funds sold and securities purchased under resale agreements	—	—	—	21	—	—	—
Loans held for sale	1,265	316	237	181	420	845	201
Available-for-sale and other securities:
Taxable	8,171	8,065	7,902	8,428	9,108	(937)	(10)
Tax-exempt	404	409	421	436	445	(41)	(9)

Total available-for-sale and other securities	8,575	8,474	8,323	8,864	9,553	(978)	(10)
Held-to-maturity securities—taxable	632	650	665	174	—	632	—
Loans and leases:(1)
Commercial:
Commercial and industrial	14,824	14,219	13,664	13,370	13,121	1,703	13
Commercial real estate:
Construction	598	533	670	554	611	(13)	(2)
Commercial	5,254	5,425	5,441	5,679	5,913	(659)	(11)

Commercial real estate	5,852	5,958	6,111	6,233	6,524	(672)	(10)

Total commercial	20,676	20,177	19,775	19,603	19,645	1,031	5

Consumer:
Automobile	4,576	5,639	6,211	5,954	5,701	(1,125)	(20)
Home equity	8,234	8,149	8,002	7,874	7,728	506	7
Residential mortgage	5,174	5,043	4,788	4,566	4,465	709	16
Other consumer	485	511	521	538	559	(74)	(13)

Total consumer	18,469	19,342	19,522	18,932	18,453	16	—

Total loans and leases	39,145	39,519	39,297	38,535	38,098	1,047	3
Allowance for loan and lease losses	(961)	(1,014)	(1,066)	(1,128)	(1,231)	270	(22)

Net loans and leases	38,184	38,505	38,231	37,407	36,867	1,317	4

Total earning assets	49,767	49,147	48,778	48,018	48,345	1,422	3

Cash and due from banks	1,012	1,671	1,700	1,068	1,299	(287)	(22)
Intangible assets	613	625	639	652	665	(52)	(8)
All other assets	4,225	4,221	4,142	4,160	4,291	(66)	(2)

Total assets	$54,656	$54,650	$54,193	$52,770	$53,369	$1,287	2%

Liabilities and shareholders’ equity
Deposits:
Demand deposits—noninterest-bearing	$11,273	$10,716	$8,719	$7,806	$7,333	$3,940	54%
Demand deposits—interest-bearing	5,646	5,570	5,573	5,565	5,357	289	5
Money market deposits	13,141	13,594	13,321	12,879	13,492	(351)	(3)
Savings and other domestic deposits	4,817	4,706	4,752	4,778	4,701	116	2
Core certificates of deposit	6,510	6,769	7,592	8,079	8,391	(1,881)	(22)

Total core deposits	41,387	41,355	39,957	39,107	39,274	2,113	5
Other domestic deposits of $250,000 or more	347	405	387	467	606	(259)	(43)
Brokered deposits and negotiable CDs	1,301	1,410	1,533	1,333	1,410	(109)	(8)
Deposits in foreign offices	430	434	401	347	374	56	15

Total deposits	43,465	43,604	42,278	41,254	41,664	1,801	4
Short-term borrowings	1,512	1,728	2,251	2,112	2,134	(622)	(29)
Federal Home Loan Bank advances	419	29	285	97	30	389	1,297
Subordinated notes and other long-term debt	2,652	2,866	3,030	3,249	3,525	(873)	(25)

Total interest-bearing liabilities	36,775	37,511	39,125	38,906	40,020	(3,245)	(8)

All other liabilities	1,116	978	1,017	913	994	122	12
Shareholders’ equity	5,492	5,445	5,332	5,145	5,022	470	9

Total liabilities and shareholders’ equity	$54,656	$54,650	$54,193	$52,770	$53,369	$1,287	2%

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin—Interest Income / Expense (1)

(Unaudited)

	Interest Income / Expense
	2012	2011
(dollar amounts in thousands)	First	Fourth	Third	Second	First
Assets
Interest-bearing deposits in banks	$12	$15	$17	$73	$37
Trading account securities	207	197	325	447	494
Federal funds sold and securities purchased under resale agreements	—	—	—	5	—
Loans held for sale	12,005	3,124	2,643	2,247	4,284
Available-for-sale and other securities:
Taxable	48,824	47,784	47,946	54,603	57,652
Tax-exempt	4,209	4,313	4,392	4,385	5,237

Total available-for-sale and other securities	53,033	52,097	52,338	58,988	62,889
Held-to-maturity securities—taxable	4,714	4,867	5,059	1,287	—
Loans and leases:
Commercial:
Commercial and industrial	150,397	145,825	144,151	145,675	149,964
Commercial real estate:
Construction	5,831	6,513	6,620	4,718	5,138
Commercial	50,750	54,220	54,429	55,947	58,096

Commercial real estate	56,581	60,733	61,049	60,665	63,234

Total commercial	206,978	206,558	205,200	206,340	213,198

Consumer:
Automobile	55,435	68,283	76,488	75,110	73,330
Home equity	88,582	89,876	89,112	88,358	87,659
Residential mortgage	53,914	54,263	53,521	52,700	53,127
Other consumer	8,992	9,416	9,951	10,416	10,804

Total consumer	206,923	221,838	229,072	226,584	224,920

Total loans and leases	413,901	428,396	434,272	432,924	438,118

Total earning assets	$483,872	$488,696	$494,654	$495,971	$505,822

Liabilities
Deposits:
Demand deposits—noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits—interest-bearing	845	1,182	1,458	1,240	1,217
Money market deposits	8,343	10,994	13,845	12,807	16,699
Savings and other domestic deposits	5,345	6,213	8,231	8,870	9,410
Core certificates of deposit	25,919	28,851	37,323	41,041	42,815

Total core deposits	40,452	47,240	60,857	63,958	70,141
Other domestic deposits of $250,000 or more	583	794	907	1,171	1,620
Brokered deposits and negotiable CDs	2,547	2,727	2,963	2,948	3,850
Deposits in foreign offices	197	206	258	227	185

Total deposits	43,779	50,967	64,985	68,304	75,796
Short-term borrowings	583	764	931	856	949
Federal Home Loan Bank advances	222	156	233	215	220
Subordinated notes and other long-term debt	18,144	18,305	18,369	19,425	20,582

Total interest bearing liabilities	62,728	70,192	84,518	88,800	97,547

Net interest income	$421,144	$418,504	$410,136	$407,171	$408,275

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 9 for the FTE adjustment.

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin Analysis

(Unaudited)

	Average Rates (2)
	2012	2011
Fully-taxable equivalent basis(1)	First	Fourth	Third	Second	First
Assets
Interest-bearing deposits in banks	0.05%	0.06%	0.04%	0.22%	0.11%
Trading account securities	1.65	0.97	1.41	1.59	1.37
Federal funds sold and securities purchased under resale agreements	—	—	—	0.09	—
Loans held for sale	3.80	3.96	4.46	4.97	4.08
Available-for-sale and other securities:
Taxable	2.39	2.37	2.43	2.59	2.53
Tax-exempt	4.17	4.22	4.17	4.02	4.70

Total available-for-sale and other securities	2.47	2.46	2.52	2.66	2.63
Held-to-maturity securities—taxable	2.98	2.99	3.04	2.96	—
Loans and leases:(2)(3)
Commercial:
Commercial and industrial	4.01	4.01	4.13	4.31	4.57
Commercial real estate:
Construction	3.85	4.78	3.87	3.37	3.36
Commercial	3.82	3.91	3.91	3.90	3.93

Commercial real estate	3.82	3.99	3.91	3.84	3.88

Total commercial	3.96	4.01	4.06	4.16	4.34

Consumer:
Automobile	4.87	4.80	4.89	5.06	5.22
Home equity	4.30	4.41	4.45	4.49	4.54
Residential mortgage	4.17	4.30	4.47	4.62	4.76
Other consumer	7.47	7.32	7.57	7.76	7.85

Total consumer	4.49	4.57	4.68	4.79	4.90

Total loans and leases	4.21	4.28	4.37	4.47	4.61

Total earning assets	3.91%	3.95%	4.02%	4.14%	4.24%

Liabilities
Deposits:
Demand deposits—noninterest-bearing	—%	—%	—%	—%	—%
Demand deposits—interest-bearing	0.06	0.08	0.10	0.09	0.09
Money market deposits	0.26	0.32	0.41	0.40	0.50
Savings and other domestic deposits	0.45	0.52	0.69	0.74	0.81
Core certificates of deposit	1.60	1.69	1.95	2.04	2.07

Total core deposits	0.54	0.61	0.77	0.82	0.89
Other domestic deposits of $250,000 or more	0.68	0.78	0.93	1.01	1.08
Brokered deposits and negotiable CDs	0.79	0.77	0.77	0.89	1.11
Deposits in foreign offices	0.18	0.19	0.26	0.26	0.20

Total deposits	0.55	0.61	0.77	0.82	0.90
Short-term borrowings	0.16	0.18	0.16	0.16	0.18
Federal Home Loan Bank advances	0.21	2.09	0.32	0.88	2.98
Subordinated notes and other long-term debt	2.74	2.56	2.43	2.39	2.34

Total interest-bearing liabilities	0.68	0.74	0.86	0.91	0.99

Net interest rate spread	3.15	3.15	3.11	3.19	3.21
Impact of noninterest-bearing funds on margin	0.25	0.23	0.22	0.21	0.22

Net interest margin	3.40%	3.38%	3.34%	3.40%	3.42%

Commercial Loan Derivative Impact
(Unaudited)
	Average Rates (2)
	2012	2011
Fully-taxable equivalent basis(1)	First	Fourth	Third	Second	First
Commercial loans(2)(3)	3.69%	3.79%	3.79%	3.83%	3.84%
Impact of commercial loan derivatives	0.27	0.22	0.27	0.34	0.50

Total commercial—as reported	3.96%	4.01%	4.06%	4.16%	4.34%

Average 30 day LIBOR	0.26%	0.26%	0.21%	0.20%	0.26%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 9 for the FTE adjustment.
(2)	Loan, lease, and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.
(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated

Selected Quarterly Income Statement Data(1)

(Unaudited)

	$00000000	$00000000	$00000000	$00000000	$00000000	$00000000	$00000000
	2012	2011				1Q12 vs 1Q11
(dollar amounts in thousands, except per share amounts)	First	Fourth	Third	Second	First	Amount	Percent
Interest income	$479,937	$485,216	$490,996	$492,137	$501,877	$(26,654)	(5)%
Interest expense	62,728	70,191	84,518	88,800	97,547	(34,819)	(36)

Net interest income	417,209	415,025	406,478	403,337	404,330	12,879	3
Provision for credit losses	34,406	45,291	43,586	35,797	49,385	(14,979)	(30)

Net interest income after provision for credit losses	382,803	369,734	362,892	367,540	354,945	27,858	8

Service charges on deposit accounts	60,292	63,324	65,184	60,675	54,324	5,968	11
Trust services	30,906	28,775	29,473	30,392	30,742	164	1
Electronic banking	18,630	18,282	32,901	31,728	28,786	(10,156)	(35)
Mortgage banking income	46,418	24,098	12,791	23,835	22,684	23,734	105
Brokerage income	19,260	18,688	20,349	20,819	20,511	(1,251)	(6)
Insurance income	18,875	17,906	17,220	16,399	17,945	930	5
Bank owned life insurance income	13,937	14,271	15,644	17,602	14,819	(882)	(6)
Capital markets fees	9,982	9,811	11,256	8,537	6,936	3,046	44
Gain on sale of loans	26,770	2,884	19,097	2,756	7,207	19,563	271
Automobile operating lease income	3,775	4,727	5,890	7,307	8,847	(5,072)	(57)
Securities gains (losses)	(613)	(3,878)	(1,350)	1,507	40	(653)	(1,633)
Other income	37,088	30,464	30,104	34,210	24,104	12,984	54

Total noninterest income	285,320	229,352	258,559	255,767	236,945	48,375	20

Personnel costs	243,498	228,101	226,835	218,570	219,028	24,470	11
Outside data processing and other services	42,058	53,422	49,602	43,889	40,282	1,776	4
Net occupancy	29,079	26,841	26,967	26,885	28,436	643	2
Equipment	25,545	25,884	22,262	21,921	22,477	3,068	14
Deposit and other insurance expense	20,738	18,481	17,492	23,823	17,896	2,842	16
Marketing	16,776	16,379	22,251	20,102	16,895	(119)	(1)
Professional services	11,230	16,769	20,281	20,080	13,465	(2,235)	(17)
Amortization of intangibles	11,531	13,175	13,387	13,386	13,370	(1,839)	(14)
Automobile operating lease expense	2,854	3,362	4,386	5,434	6,836	(3,982)	(58)
OREO and foreclosure expense	4,950	5,009	4,668	4,398	3,931	1,019	26
Gain on early extinguishment of debt	—	(9,697)	—	—	—	—	—
Other expense	54,417	32,548	30,987	29,921	48,083	6,334	13

Total noninterest expense	462,676	430,274	439,118	428,409	430,699	31,977	7

Income before income taxes	205,447	168,812	182,333	194,898	161,191	44,256	27
Provision for income taxes	52,177	41,954	38,942	48,980	34,745	17,432	50

Net income	$153,270	$126,858	$143,391	$145,918	$126,446	$26,824	21%

Dividends on preferred shares	8,049	7,703	7,703	7,704	7,703	346	4

Net income applicable to common shares	$145,221	$119,155	$135,688	$138,214	$118,743	$26,478	22%

Average common shares—basic	864,499	864,136	863,911	863,358	863,359	1,140	—%
Average common shares—diluted	869,164	868,156	867,633	867,469	867,237	1,927	—
Per common share
Net income—basic	$0.17	$0.14	$0.16	$0.16	$0.14	$0.03	21%
Net income—diluted	0.17	0.14	0.16	0.16	0.14	0.03	21
Cash dividends declared	0.04	0.04	0.04	0.01	0.01	0.03	300
Return on average total assets	1.13%	0.92%	1.05%	1.11%	0.96%	0.17%	18
Return on average common shareholders’ equity	11.4	9.3	10.8	11.6	10.3	1.1	11
Return on average tangible common shareholders’ equity(2)	13.5	11.2	13.0	13.3	12.7	0.8	6
Net interest margin(3)	3.40	3.38	3.34	3.40	3.42	(0.02)	(1)
Efficiency ratio(4)	63.8	64.0	63.5	62.7	64.7	(0.9)	(1)
Effective tax rate	25.4	24.9	21.4	25.1	21.6	3.8	18

Revenue—fully-taxable equivalent (FTE)
Net interest income	$417,209	$415,025	$406,478	$403,337	$404,330	$12,879	3
FTE adjustment	3,935	3,479	3,658	3,834	3,945	(10)	—

Net interest income(3)	421,144	418,504	410,136	407,171	408,275	12,869	3
Noninterest income	285,320	229,352	258,559	255,767	236,945	48,375	20

Total revenue(3)	$706,464	$647,856	$668,695	$662,938	$645,220	$61,244	9%

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.
(2)

Net income excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.
(4)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

Huntington Bancshares Incorporated

Quarterly Mortgage Banking Income

(Unaudited)

	$00000000	$00000000	$00000000	$00000000	$00000000	$00000000	$00000000
	2012	2011				1Q12 vs 1Q11
(dollar amounts in thousands, except as noted)	First	Fourth	Third	Second	First	Amount	Percent
Mortgage banking income
Origination and secondary marketing	$31,304	$21,248	$15,648	$11,522	$19,799	$11,505	58%
Servicing fees	11,760	11,993	12,140	12,417	12,546	(786)	(6)
Amortization of capitalized servicing	(9,279)	(8,813)	(9,641)	(9,052)	(9,863)	584	(6)
Other mortgage banking income	4,966	3,652	3,826	4,259	3,769	1,197	32

Subtotal	38,751	28,080	21,973	19,146	26,251	12,500	48
MSR valuation adjustment(1)	9,907	(6,985)	(39,394)	(8,292)	774	9,133	1,180
Net trading gains (losses) related to MSR hedging	(2,240)	3,003	30,212	12,981	(4,341)	2,101	(48)

Total mortgage banking income	$46,418	$24,098	$12,791	$23,835	$22,684	$23,734	105%

Mortgage originations (in millions)	$1,157	$1,123	$953	$916	$929	$228	25%
Average trading account securities used to hedge MSRs
(in millions)	5	6	7	22	46	(41)	(89)
Capitalized mortgage servicing rights(2)	148,349	137,435	145,277	189,740	202,559	(54,210)	(27)
Total mortgages serviced for others (in millions)(2)	15,902	15,886	16,061	16,315	16,456	(554)	(3)
MSR % of investor servicing portfolio(2)	0.93%	0.87%	0.90%	1.16%	1.23%	(0.30)%	(24)

Net impact of MSR hedging
MSR valuation adjustment(1)	$9,907	$(6,985)	$(39,394)	$(8,292)	$774	$9,133	1,180%
Net trading gains (losses) related to MSR hedging	(2,240)	3,003	30,212	12,981	(4,341)	2,101	(48)
Net interest income (loss) related to MSR hedging	(9)	(34)	17	84	99	(108)	(109)

Net gain (loss) of MSR hedging	$7,658	$(4,016)	$(9,165)	$4,773	$(3,468)	$11,126	N.R. %

N.R.—Not relevant, as denominator of calculation is a loss in prior period compared with income in current period.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)	At period end.

Huntington Bancshares Incorporated

Quarterly Credit Reserves Analysis

(Unaudited)

	2012	2011
(dollar amounts in thousands)	First	Fourth	Third	Second	First
Allowance for loan and lease losses, beginning of period	$964,828	$1,019,710	$1,071,126	$1,133,226	$1,249,008

Loan and lease losses	(107,960)	(114,146)	(115,899)	(128,701)	(199,007)
Recoveries of loans previously charged off	24,968	30,229	25,344	31,167	33,924

Net loan and lease losses	(82,992)	(83,917)	(90,555)	(97,534)	(165,083)

Provision for loan and lease losses	31,928	35,614	45,867	36,948	49,301
Allowance of assets sold or transferred to loans held for sale	(695)	(6,579)	(6,728)	(1,514)	—

Allowance for loan and lease losses, end of period	$913,069	$964,828	$1,019,710	$1,071,126	$1,133,226

Allowance for unfunded loan commitments and letters of credit, beginning of period	$48,456	$38,779	$41,060	$42,211	$42,127

Provision for (reduction in) unfunded loan commitments and letters of credit losses	2,478	9,677	(2,281)	(1,151)	84

Allowance for unfunded loan commitments and letters of credit, end of period	$50,934	$48,456	$38,779	$41,060	$42,211

Total allowance for credit losses, end of period	$964,003	$1,013,284	$1,058,489	$1,112,186	$1,175,437

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	2.24%	2.48%	2.61%	2.74%	2.96%
Nonaccrual loans and leases (NALs)	195	178	180	174	178
Nonperforming assets (NPAs)	173	163	166	164	164

Total allowance for credit losses (ACL) as % of:
Total loans and leases	2.37%	2.60%	2.71%	2.84%	3.07%
Nonaccrual loans and leases	206	187	187	181	185
Nonperforming assets	183	172	172	170	170

Huntington Bancshares Incorporated

Quarterly Net Charge-Off Analysis

(Unaudited)

	2012	2011
(dollar amounts in thousands)	First	Fourth	Third	Second	First
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$28,495	$10,913	$17,891	$18,704	$42,191
Commercial real estate:
Construction	(1,186)	(2,471)	1,450	4,145	28,400
Commercial	11,692	30,854	22,990	23,450	39,283

Commercial real estate	10,506	28,383	24,440	27,595	67,683

Total commercial	39,001	39,296	42,331	46,299	109,874

Consumer:
Automobile	3,078	4,237	3,863	2,255	4,712
Home equity	23,729	23,419	26,222	25,441	26,715
Residential mortgage	10,570	9,732	11,562	16,455	18,932
Other consumer	6,614	7,233	6,577	7,084	4,850

Total consumer	43,991	44,621	48,224	51,235	55,209

Total net charge-offs	$82,992	$83,917	$90,555	$97,534	$165,083

Net charge-offs—annualized percentages:
Commercial:
Commercial and industrial	0.77%	0.31%	0.52%	0.56%	1.29%
Commercial real estate:
Construction	(0.79)	(1.85)	0.87	2.99	18.59
Commercial	0.89	2.27	1.69	1.65	2.66

Commercial real estate	0.72	1.91	1.60	1.77	4.15

Total commercial	0.75	0.78	0.86	0.94	2.24

Consumer:
Automobile	0.27	0.30	0.25	0.15	0.33
Home equity	1.15	1.15	1.31	1.29	1.38
Residential mortgage	0.82	0.77	0.97	1.44	1.70
Other consumer	5.45	5.66	5.05	5.27	3.47

Total consumer	0.95	0.92	0.99	1.08	1.20

Net charge-offs as a % of average loans	0.85%	0.85%	0.92%	1.01%	1.73%

Huntington Bancshares Incorporated

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)

(Unaudited)

	2012	2011
(dollar amounts in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
Nonaccrual loans and leases (NALs):
Commercial and industrial	$142,492	$201,846	$209,632	$229,327	$260,397
Commercial real estate	205,105	229,889	257,086	291,500	305,793
Residential mortgage	74,114	68,658	61,129	59,853	44,812
Home equity	45,847	40,687	37,156	33,545	25,255

Total nonaccrual loans and leases (1)	467,558	541,080	565,003	614,225	636,257
Other real estate, net:
Residential(2)	31,850	20,330	18,588	20,803	28,668
Commercial	16,897	18,094	19,418	17,909	25,961

Total other real estate, net	48,747	38,424	38,006	38,712	54,629
Other NPAs (3)	10,772	10,772	10,972	—	—

Total nonperforming assets(2)	$527,077	$590,276	$613,981	$652,937	$690,886

Nonaccrual loans and leases as a % of total loans and leases	1.15%	1.39%	1.45%	1.57%	1.66%
NPA ratio(4)	1.29	1.51	1.57	1.67	1.80

	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011
	First	Fourth	Third	Second	First
Nonperforming assets, beginning of period	$590,276	$613,981	$652,937	$690,886	$844,752
New nonperforming assets(2)	134,636	189,138	153,626	210,255	192,044
Franklin impact, net	—	(534)	(349)	(5,088)	(3,506)
Returns to accruing status	(32,056)	(30,677)	(25,794)	(68,429)	(70,886)
Loan and lease losses	(75,366)	(79,117)	(79,992)	(74,945)	(128,730)
OREO losses (gains)	(295)	(867)	(242)	388	1,492
Payments	(66,609)	(91,734)	(76,510)	(73,009)	(87,041)
Sales	(23,509)	(9,914)	(9,695)	(27,121)	(57,239)

Nonperforming assets, end of period	$527,077	$590,276	$613,981	$652,937	$690,886

(1)

All loans acquired as part of the FDIC-assisted Fidelity Bank acquisition accrue interest as performing loans or as purchased impaired loans under ASC 310-30, therefore none of the acquired loans were reported as nonaccrual as of March 31, 2012.

(2)	NPAs include $7,986 thousand of residential real estate owned acquired as part of the FDIC-assisted Fidelity Bank acquisition.
(3)	Other nonperforming assets represent an investment security backed by a municipal bond.
(4)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

Huntington Bancshares Incorporated

Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans (1)

(Unaudited)

	2012	2011
(dollar amounts in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
Accruing loans and leases past due 90 days or more:

Commercial and industrial	$—	$—	$—	$—	$—
Residential mortgage (excluding loans guaranteed by the U.S. Government)	35,604	45,198	32,850	33,975	41,858
Home equity	19,862	20,198	20,420	17,451	24,130
Other consumer	5,091	8,253	7,755	6,227	7,578

Total, excl. loans guaranteed by the U.S. Government	60,557	73,649	61,025	57,653	73,566
Add: loans guaranteed by U.S. Government	94,560	96,703	84,413	76,979	94,440

Total accruing loans and leases past due 90 days or more,including loans guaranteed by the U.S. Government	$155,117	$170,352	$145,438	$134,632	$168,006

Ratios:

Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.15%	0.19%	0.16%	0.15%	0.19%

Guaranteed by U.S. Government, as a percent of total loans and leases	0.23	0.25	0.21	0.19	0.25

Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.38	0.44	0.37	0.34	0.44

Accruing troubled debt restructured loans:
Commercial and industrial	$53,795	$54,007	$77,509	$62,272	$65,190
Commercial real estate	231,923	249,968	244,089	177,854	141,272
Automobile	35,521	36,573	37,371	29,059	29,611
Home equity	59,270	52,224	47,712	37,067	39,704
Residential mortgage	294,836	309,678	304,365	313,772	333,492
Other consumer	4,233	6,108	4,513	8,910	9,173

Total accruing troubled debt restructured loans	$679,578	$708,558	$715,559	$628,934	$618,442

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$26,886	$48,553	$27,410	$29,069	$19,531
Commercial real estate	39,606	21,968	46,854	48,676	18,327
Home equity	334	369	166	28	14
Residential mortgage	29,549	26,089	20,877	14,378	8,523
Other consumer	113	113	113	112	—

Total nonaccruing troubled debt restructured loans	$96,488	$97,092	$95,420	$92,263	$46,395

(1)	No loans related to the FDIC-assisted Fidelity Bank acquisition were considered troubled debt restructured.

Huntington Bancshares Incorporated

Quarterly Common Stock Summary, Capital, and Other Data

(Unaudited)

Quarterly common stock summary

	2012	2011
(dollar amounts in thousands, except per share amounts)	First	Fourth	Third	Second	First
Common stock price, per share
High(1)	$6.580	$5.650	$6.740	$6.920	$7.700
Low(1)	5.490	4.670	4.460	6.000	6.380
Close	6.445	5.490	4.800	6.560	6.640
Average closing price	5.974	5.178	5.370	6.506	6.981

Dividends, per share
Cash dividends declared per common share	$0.04	$0.04	$0.04	$0.01	$0.01

Common shares outstanding
Average—basic	864,499	864,136	863,911	863,358	863,359
Average—diluted	869,164	868,156	867,633	867,469	867,237
Ending	864,675	864,406	864,075	863,323	863,399

Book value per common share	$5.97	$5.82	$5.83	$5.66	$5.42
Tangible book value per common share(2)	5.33	5.18	5.17	5.00	4.74

	2012	2011
(dollar amounts in millions)	March 31,	December 31,	September 30,	June 30,	March 31,
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$5,550	$5,418	$5,400	$5,253	$5,039
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(171)	(175)	(188)	(202)	(215)
Add: related deferred tax liability(2)	60	61	66	71	75

Total tangible equity	4,995	4,860	4,834	4,678	4,455
Less: preferred equity	(386)	(386)	(363)	(363)	(363)

Total tangible common equity	$4,609	$4,474	$4,471	$4,315	$4,092

Total assets	$55,877	$54,451	$54,979	$53,050	$52,949
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(171)	(175)	(188)	(202)	(215)
Add: related deferred tax liability(2)	60	61	66	71	75

Total tangible assets	$55,322	$53,893	$54,413	$52,475	$52,365

Tangible equity / tangible asset ratio	9.03%	9.02%	8.88%	8.91%	8.51%
Tangible common equity / tangible asset ratio	8.33	8.30	8.22	8.22	7.81
Tier 1 common risk-based capital ratio:(4)
Tier 1 capital	$5,709	$5,557	$5,488	$5,353	$5,179
Shareholders’ preferred equity	(386)	(386)	(363)	(363)	(363)
Trust preferred securities	(532)	(532)	(565)	(565)	(570)
REIT preferred stock	(50)	(50)	(50)	(50)	(50)

Tier 1 common	$4,741	$4,589	$4,510	$4,375	$4,196

Total risk-weighted assets(4)	$46,716	$45,891	$44,376	$44,080	$43,024
Tier 1 common risk-based capital ratio(4)	10.15	10.00	10.17	9.92	9.75
Other capital data:
Tier 1 leverage ratio(4)	10.55%	10.28%	10.24%	10.25%	9.80%
Tier 1 risk-based capital ratio(4)	12.22	12.11	12.37	12.14	12.04
Total risk-based capital ratio(4)	14.76	14.77	15.11	14.89	14.85
Tangible common equity / risk-weighted assets ratio(4)	9.86	9.75	10.08	9.79	9.51
Other data:
Number of employees (full-time equivalent)	11,166	11,245	11,473	11,457	11,319
Number of domestic full-service branches(3)	669	668	650	643	622

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.
(2)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.
(3)	Includes WGH offices.
(4)	March 31, 2012, figures are estimated.